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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   Form 8-K

                                CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

                         Date of Report: July 15 1999


                   CHASE MANHATTAN CREDIT CARD MASTER TRUST
                         (Exact name of registrant as
                           specified in its charter)

               CHASE MANHATTAN BANK USA, N.A. (formerly known as
                       "The Chase Manhattan Bank (USA)")
                            (Sponsor of the Trust)


         Delaware                       33-40006            22-2382028
(State or other jurisdiction   (Commission File Number)  (IRS Employer
of incorporation)                                        Identification No.)


         802 Delaware Avenue, Wilmington, Delaware             19801
         (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5050



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Item 5.  Other Events:


                  On July 15, 1999, Chase Manhattan Credit Card Master Trust made the distributions to Certificateholders contemplated by the Amended Pooling and Servicing Agreement dated as of July 1, 1996, (the "Agreement"), between Chase Manhattan Bank USA, N.A. and Yasuda Bank and Trust Company (U.S.A.) (the "Trustee"), as supplemented by the Series Supplements for each of the Series 1996-1, Series 1996-2 and Series 1996-3 in accordance with the Agreement.

         Copies of the monthly Certificateholders' Statements for such distribution is being filed as Exhibit 20.1 to this Current Report on Form 8-K.


Item 7(c).        Exhibits

                  Exhibits   Description
                  --------   -----------

                  20.1 Monthly Certificateholders' Statements with respect to the July 15, 1999 distribution.

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                                  SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  July 30, 1999

                     Chase Manhattan Credit Card Master Trust,


                     By: Chase Manhattan Bank USA, N.A.,
                     as Servicer



                     By:     /s/ Patricia Garvey
                        -------------------------------
                     Name:    Patricia Garvey
                     Title:   Vice President





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                    INDEX TO EXHIBITS
                    ----------------------------

Exhibit No.         Description
---------------     -----------------
20.1                Monthly Certificateholders' Statements with respect to the
                    July 15, 1999 distribution to Certificateholders for
                    Series 1996-1, Series 1996-2 and Series 1996-3